Exhibit 99.1

Press Release
FOR IMMEDIATE RELEASE

Contact: Juna Rowland
Vice President – Corporate & Investor Relations
(240) 313-1816, ir@jlg.com

STRONG DEMAND FOR ACCESS PRODUCTS CONTINUES

JLG’s Revenues up 49 percent — Full Year Forecast Strengthens

     McConnellsburg, PA, February 24, 2005 – JLG Industries, Inc. (NYSE: JLG) announced today consolidated revenues of $353 million for the second quarter ended January 30, 2005, a 49 percent increase from the prior year. The Company reported net income of $7.5 million, or $0.17 per diluted share, compared with net income of $2.2 million, or $0.05 per diluted share in the prior year. Adjusted to eliminate the impact of the OmniQuip integration expenses, earnings per diluted share for the second quarter were $0.19 versus $0.11 in the prior year.

     On a GAAP basis, the operating profit margin was 5.0 percent of revenues versus 4.5 percent in the comparable year-ago period. Excluding integration costs, second quarter operating income was $18.7 million or 5.3 percent of revenues, versus $14.8 million or 6.3 percent for the year-ago period, and was significantly improved from the loss of $6.4 million reported in the first quarter of the current fiscal year. Net unrecovered steel costs, before-tax, were an estimated $21.0 million in the second quarter compared to the $26.8 million reported in the first quarter. Net unrecovered steel costs represent increases in steel and related commodity costs against fiscal 2004 baselines offset in part by increased customer pricing. The favorable trend from the first quarter reflects previously announced product price increases effective in January, the third month of JLG’s fiscal second quarter.

     “The record revenues in the second quarter, coming on the heels of record sales in the first quarter, further confirm the strong demand for our products,” commented Bill Lasky, Chairman of the Board, President and Chief Executive Officer. “Sales in the U.S. increased by 44 percent, while international sales grew 65 percent year over year, and the order book increased 44 percent sequentially to $290 million.

     “Although the price of steel and other commodities remains high, the rate of change has slowed dramatically. The increase in the base prices of our machines and the steel surcharge, which we previously announced, did not recover the increased costs in the first five months of our fiscal year but come closer to neutralizing those increased costs for the remainder of this year. I’m very pleased with the performance of the JLG team in responding to these challenges while meeting the increased demand from our customers.”

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JLG Industries, Inc. – page 2

Year to date Results

     For the first half of fiscal 2005, consolidated revenues are $660 million, a 47 percent increase from the prior year period. Including the impact of continued OmniQuip integration costs, results were a loss of $0.03 per share year-to-date versus income of $0.06 last year. Adjusted to eliminate the impact of integration expense, year-to-date earnings were $0.02 per diluted share versus $0.18 for the prior year period. The favorable impact of continuing strong demand, productivity improvements and cost savings were more than offset by higher costs of raw materials, and manufacturing inefficiencies related to component shortages.

     The Company also continued to improve key operating metrics, and to reduce trade receivable days sales outstanding to 83.7 from 115.4 in the year-ago quarter, while improving inventory turns to 6.4 from 4.6. Net debt was reduced by $17 million from the comparable period last year.

Outlook

     “With half of our fiscal year already behind us, we are reasonably confident that the level of end-user demand that we have seen both in North America and in international regions will continue as customers refresh their fleets and add a measure of expansion,” stated Jim Woodward, Executive Vice President and Chief Financial Officer. “Our supply chain continues to improve and has supported a significant increase in production from last year. Component deliveries continue to improve and we are seeing the benefits of additional capacity investments by many suppliers. Additionally, we continue to successfully focus on cost reduction initiatives, a key element of which is our deployment of the Six Sigma process.

     “With continuing strong demand, stabilizing commodity prices and improved supplier deliveries, we have revised our projections for full year revenue growth to 30 to 35 percent over fiscal 2004 versus our previous guidance of 10 to 25 percent. Our customer pricing actions, improved component availability and resulting improved manufacturing efficiencies, along with the impact of cost reduction initiatives, are expected to result in full year earnings per diluted share in the range of $1.10 to $1.20, versus the previously stated $1.00 to $1.15 range. Despite the challenges of significantly increased commodity costs, this range of earnings would represent a substantial improvement over the previous year.”

Dividend

     The Board of Directors of JLG today declared its regular, quarterly cash dividend of $.005 per common share. The dividend is payable on March 31, 2005 to shareholders of record March 12, 2005.

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JLG Industries, Inc. – page 3

Conference Call

     Management’s complete analysis of the Company’s quarterly results will be provided during a conference call on Friday, February 25th at 9:00 a.m. Eastern Time accessible from www.jlg.com. Within North America, access to the call is available by dialing (800) 901-5241, participant access code 70128335. From international locations, call (617) 786-2963, using the same access code. Please dial into the conference 10 minutes prior to the start. A replay of the call will be available on the website later the same day.

About JLG

     JLG Industries, Inc. is the world’s leading producer of access equipment (aerial work platforms and telehandlers) and highway-speed telescopic hydraulic excavators. The Company’s diverse product portfolio encompasses leading brands such as JLG® aerial work platforms; JLG,® SkyTrak®, Lull® and Gradall® telehandlers; Gradall excavators; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel approach that includes a highly trained sales force and utilizes a broad range of marketing techniques, integrated supply programs and a network of distributors in the industrial, commercial, institutional and construction markets. In addition, JLG offers world-class after-sales service and support for its customers. JLG’s manufacturing facilities are located in the United States, Belgium, and France, with sales and service operations on six continents.

     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) limitations on customer access to credit for purchases; (iv) credit risks from our financing of customer purchases; (v) interest and foreign currency exchange rates; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-Q for the period ended October 31, 2004.

     Adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosures of free cash flow, EBITDA and net debt are useful in analyzing operating performance, but should be used only in conjunction with financial performance reported in accordance with generally accepted accounting principles. For more information, visit www.jlg.com.

NOTE: Information contained on our website is not incorporated by reference into this press release.
(Tables follow)

JLG Industries, Inc. — Page 4

JLG INDUSTRIES, INC.
FINANCIAL DASHBOARD
(in thousands, except per share data and as otherwise identified)

	Quarter Ended		Fiscal Year	Quarter Ended				Fiscal Year
	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
REVENUES AND PROFITABILITY
Revenues	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128
Gross profit margin	15.3%	8.4%	18.9%	18.8%	20.0%	18.4%	17.9%	17.9%
EBITDA	27,111	2,185	105,660	38,363	30,336	19,769	17,192	62,949
Trailing twelve month EBITDA	97,995	90,653	105,660	105,660	86,678	71,220	68,885	62,949
Trailing twelve month EBITDA margin	7.0%	7.0%	8.8%	8.8%	8.6%	8.0%	8.6%	8.4%
Operating income (loss)	17,607	(8,335)	75,906	31,879	23,598	10,663	9,766	36,321
Operating profit (loss) margin	5.0%	-2.7%	6.4%	7.5%	7.4%	4.5%	4.6%	4.8%
Net income (loss) margin	2.1%	-2.8%	2.2%	3.6%	2.7%	0.9%	0.2%	1.6%

Reported earnings (loss) per diluted share	$.17	$(.20)	$.61	$.35	$.20	$.05	$.01	$.29

IMPACT OF SELECTED ITEMS ON: (2)
income (expense)
PRE-TAX INCOME
Integration expenses — OmniQuip (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$(1,093)	$(1,896)	$(15,975)	$(5,022)	$(2,907)	$(4,145)	$(3,901)	$—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	(119)	3	(1)	(58)	(63)	(4,040)
Currency effects (in Miscellaneous- net)	3,087	2,281	(2,309)	(1,171)	(1,938)	675	125	5,422
Bad debt charges (in SA&PD)	(1,948)	(1,132)	(11,560)	(3,819)	(2,376)	(4,273)	(1,092)	(7,024)
Inventory charges (in COS)	—	(1,592)	(4,519)	(1,374)	(196)	(1,622)	(1,327)	(4,463)
Early vesting incentives (in both COS, SA&PD)	(436)	(995)	(1,771)	—	(577)	(1,194)	—	—
Other Incentive pay (in both COS, SA&PD)	—	—	(16,923)	(12,065)	(4,858)	—	—	(2,605)
Restatement expenses (in SA&PD)	—	—	(1,264)	(206)	(1,058)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(20,980)	(26,764)	(4,695)	(4,695)	—	—	—	—

NET INCOME
Integration expenses — OmniQuip (in both COS, SA&PD)	(710)	(1,232)	(10,247)	(3,264)	(1,890)	(2,589)	(2,504)	—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	(75)	2	(1)	(36)	(40)	(2,747)
Currency effects (in Miscellaneous-net)	2,007	1,483	(1,519)	(761)	(1,260)	422	80	3,687
Bad debt charges (in SA&PD)	(1,266)	(736)	(7,396)	(2,482)	(1,544)	(2,669)	(701)	(4,776)
Inventory charges (in COS)	(200)	(1,035)	(2,885)	(893)	(127)	(1,013)	(852)	(3,035)
Benefit from change in effective income tax rate	—	—	—	—	—	—	—	2,051
Early vesting incentives (in both COS, SA&PD)	(283)	(647)	(1,121)	—	(375)	(746)	—	—
Other Incentive pay (in both COS, SA&PD)	—	—	(11,000)	(7,842)	(3,158)	—	—	(1,771)
Restatement expenses (in SA&PD)	—	—	(822)	(134)	(688)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(13,637)	(17,397)	(3,052)	(3,052)	—	—	—	—

EARNINGS PER SHARE
Integration expenses — OmniQuip (in both COS, SA&PD)	(0.02)	(0.03)	(0.23)	(0.07)	(0.04)	(0.06)	(0.06)	—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	(0.06)
Currency effects (in Miscellaneous-net)	0.04	0.03	(0.04)	(0.02)	(0.03)	0.01	—	0.09
Bad debt charges (in SA&PD)	(0.03)	(0.02)	(0.17)	(0.06)	(0.04)	(0.06)	(0.02)	(0.11)
Inventory charges (in COS)	—	(0.02)	(0.06)	(0.02)	—	(0.02)	(0.02)	(0.07)
Benefit from change in effective income tax rate	—	—	—	—	—	—	—	0.05
Early vesting incentives (in both COS, SA&PD)	(0.01)	(0.01)	(0.03)	—	(0.01)	(0.02)	—	—
Other Incentive pay (in both COS, SA&PD)	—	—	(0.25)	(0.18)	(0.07)	—	—	(0.04)
Restatement expenses (in SA&PD)	—	—	(0.02)	—	(0.02)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(0.30)	(0.40)	(0.07)	(0.07)	—	—	—	—

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$24,305	$66,498	$37,656	$37,656	$12,945	$18,125	$11,288	$132,809
Trade accounts and finance receivables, net	354,350	333,316	400,597	400,597	413,000	365,745	331,682	302,021
Inventories	182,606	170,731	154,405	154,405	164,160	150,074	153,200	122,675
Total balance sheet debt	383,534	389,609	423,534	423,534	465,094	464,609	467,422	460,570
Limited recourse debt from finance receivables monetizations	77,601	85,733	121,794	121,794	135,453	150,283	153,541	164,940
Net debt (3)	286,092	242,381	269,553	269,553	323,186	303,408	310,498	171,103
Net debt (3) to total capitalization	50%	47%	49%	49%	55%	55%	56%	41%
Maximum loss exposure from finance receivables monetizations	27,203	26,068	25,161	25,161	23,757	24,460	23,380	21,708
Equity	284,746	276,780	281,270	281,270	264,018	252,252	248,911	247,714
Working capital	340,786	328,671	340,552	340,552	353,696	336,107	321,950	382,763
Depreciation and amortization	6,958	7,088	25,681	5,070	7,359	6,766	6,486	19,937
Capital expenditures, net of retirements	2,010	2,653	11,978	3,597	2,094	2,858	3,429	10,324
Free cash flow (4)	(43,711)	27,172	(98,450)	53,633	(19,778)	7,090	(139,395)	27,781

FINANCIAL RATIOS
Days sales outstanding	83.7	92.0	78.4	78.4	106.0	115.4	106.0	102.7
Days payables outstanding	46.5	54.6	57.0	57.0	65.1	58.6	54.0	70.8
Inventory turnover (annualized)	6.4	5.9	5.8	5.8	5.1	4.6	3.8	3.4

(1)	Net of 35%, 35%, 35%, 35%, 38%, 36% and 32% effective income tax rate for the second quarter of fiscal 2005, first quarter of fiscal 2005, the fourth quarter of fiscal 2004, the third quarter of fiscal 2004, the second quarter of fiscal 2004, the first quarter of fiscal 2004 and fiscal 2003, respectively. EPS is calculated by dividing the Net Income (Loss) amounts by the respective diluted shares for each period. Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.

(2)	Net unrecovered steel cost is an estimate based upon a baseline average of steel prices per ton for various types of steel at the beginning of fiscal 2004 compared to the impact of steel prices incurred for various types of steel. These estimates include assumptions regarding the steel content of and sources of our products and their components. The steel price increases are netted against steel surcharges and base price increases invoiced to our customers.

(3)	Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(4)	Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. — Page 5

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share data)
(Quarterly data is unaudited)

	Quarter Ended		Fiscal Year	Quarter Ended				Fiscal Year
	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
Revenues
Net sales	$347,947	$302,131	$1,170,186	$418,605	$312,650	$230,539	$208,392	$724,819
Financial products	3,056	2,660	15,203	4,172	3,913	3,442	3,676	19,184
Rentals	2,431	1,870	8,573	2,383	2,124	2,549	1,517	7,125

	353,434	306,661	1,193,962	425,160	318,687	236,530	213,585	751,128
Cost of sales	299,462	280,966	968,562	345,110	255,050	193,083	175,319	616,686

Gross profit	53,972	25,695	225,400	80,050	63,637	43,447	38,266	134,442
Gross profit margin	15.3%	8.4%	18.9%	18.8%	20.0%	18.4%	17.9%	17.9%
Selling and administrative expenses	30,810	28,122	128,465	42,348	34,052	28,349	23,716	79,225
Selling & administrative %	8.7%	9.2%	10.8%	10.0%	10.7%	12.0%	11.1%	10.5%
Product development expenses	5,555	5,908	21,002	5,807	5,987	4,435	4,773	16,142
Product development %	1.6%	1.9%	1.8%	1.6%	1.9%	1.9%	2.2%	2.1%
Restructuring charges	—	—	27	16	—	—	11	2,754

Income (loss) from operations	17,607	(8,335)	75,906	31,879	23,598	10,663	9,766	36,321
Operating profit (loss) margin	5.0%	-2.7%	6.4%	7.5%	7.4%	4.5%	4.6%	4.8%
Other income (deductions):
Interest expense	(8,322)	(8,996)	(38,098)	(9,274)	(9,400)	(9,548)	(9,876)	(27,985)
Miscellaneous, net	2,546	3,432	4,073	1,414	(621)	2,340	940	6,691

Income (loss) before taxes	11,831	(13,899)	41,881	24,019	13,577	3,455	830	15,027
Income tax provision (benefit)	4,347	(5,170)	15,232	8,748	4,890	1,297	297	2,635

Net income (loss)	$7,484	$(8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392

Return on revenues	2.1%	-2.8%	2.2%	3.6%	2.7%	0.9%	0.2%	1.6%

Earnings (loss) per common share	$.17	$(.20)	$.62	$.36	$.20	$.05	$.01	$.29

Earnings (loss) per common share — assuming dilution	$.17	$(.20)	$.61	$.35	$.20	$.05	$.01	$.29

Cash Dividends per share	$.005	$.005	$.020	$.005	$.005	$.005	$.005	$.020

Average basic shares outstanding	43,798	43,277	42,860	42,955	42,836	42,791	42,656	42,601

Average diluted shares outstanding	44,988	43,277	44,032	44,191	44,013	44,152	43,575	42,866

JLG Industries, Inc. — Page 6

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share data)
(Quarterly data is unaudited)

	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2004	2004	2004	2004	2003	2003
ASSETS
Current assets
Cash and cash equivalents	$24,305	$66,498	$37,656	$12,945	$18,125	$11,288	$132,809
Trade accounts and finance receivables, net	354,350	333,316	400,597	413,000	365,745	331,682	302,021
Inventories	182,606	170,731	154,405	164,160	150,074	153,200	122,675
Other current assets	47,466	45,739	41,058	42,086	27,441	54,252	46,474

Total current assets	608,727	616,284	633,716	632,191	561,385	550,422	603,979
Property, plant and equipment, net	82,387	89,443	91,504	88,277	90,862	92,525	79,699
Equipment held for rental, net	23,163	26,842	21,190	18,687	22,903	18,236	19,651
Finance receivables, less current portion	36,992	39,002	33,747	28,797	22,882	30,484	31,156
Pledged finance receivables, less current portion	50,372	56,413	86,559	95,851	105,915	114,382	119,073
Goodwill	63,165	63,017	62,885	66,501	66,501	66,450	29,509
Intangible assets, net	33,848	34,590	35,240	32,979	33,709	34,448	—
Other assets	80,420	66,991	62,603	66,434	67,961	66,002	53,135

	$979,074	$992,582	$1,027,444	$1,029,717	$972,118	$972,949	$936,202

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$3,744	$1,788	$1,729	$14,843	$1,758	$2,278	$1,472
Current portion of limited recourse debt from finance receivables monetizations	26,660	26,725	32,585	37,086	40,824	40,153	45,279
Accounts payable	139,742	150,600	139,990	123,984	92,762	68,197	83,408
Accrued expenses	97,795	108,500	118,860	102,582	89,934	117,844	91,057

Total current liabilities	267,941	287,613	293,164	278,495	225,278	228,472	221,216
Long-term debt, less current portion	302,189	302,088	300,011	314,798	312,568	311,603	294,158
Limited recourse debt from finance receivables monetizations, less current portion	50,941	59,008	89,209	98,367	109,459	113,388	119,661
Accrued post-retirement benefits	30,423	30,211	29,666	28,798	27,998	27,199	26,179
Other long-term liabilities	23,536	21,362	20,542	30,501	30,487	29,790	15,160
Provisions for contingencies	19,298	15,520	13,582	14,740	14,076	13,586	12,114
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value Issued shares: 44,700; fiscal 2004 — 43,903; fiscal 2003 — 43,367	8,940	8,907	8,781	8,732	8,712	8,683	8,673
Additional paid-in capital	37,087	35,111	29,571	25,883	24,725	23,789	23,597
Retained earnings	252,579	245,319	254,268	239,215	230,746	228,806	228,490
Unearned compensation	(3,433)	(4,019)	(5,333)	(2,856)	(3,796)	(5,145)	(5,428)
Accumulated other comprehensive loss	(10,427)	(8,538)	(6,017)	(6,956)	(8,135)	(7,222)	(7,618)

Total shareholders’ equity	284,746	276,780	281,270	264,018	252,252	248,911	247,714

	$979,074	$992,582	$1,027,444	$1,029,717	$972,118	$972,949	$936,202

JLG Industries, Inc. — Page 7

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended		Fiscal Year	Quarter Ended				Fiscal Year
	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
OPERATIONS
Net income (loss)	$7,484	$(8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392
Adjustments to reconcile net income (loss) to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	(19)	161	319	52	214	(240)	293	266
(Gain) loss on sale of equipment held for rental	(5,334)	(1,300)	(12,451)	(12,568)	(1,247)	44	1,320	(6,794)
Non-cash charges and credits:
Depreciation and amortization	6,958	7,088	25,681	5,070	7,359	6,766	6,486	19,937
Other	3,965	2,749	17,006	(1,173)	5,977	8,548	3,654	7,869
Changes in selected working capital items:
Accounts receivable	(29,659)	62,217	(66,296)	18,059	(57,552)	(27,823)	1,020	(35,324)
Inventories	(11,758)	(16,368)	9,188	13,060	(14,053)	3,296	6,885	43,137
Accounts payable	(10,833)	10,554	33,207	11,982	31,428	24,751	(34,954)	(46,026)
Other operating assets and liabilities	(2,340)	(12,560)	13,506	21,266	(3,515)	(4,289)	44	(12,706)
Changes in finance receivables	6,970	(8,496)	(6,112)	(6,756)	(2,181)	1,770	1,055	40,487
Changes in pledged finance receivables	(917)	1,391	(14,866)	224	1,537	(1,175)	(15,452)	(114,271)
Changes in other assets and liabilities	(12,920)	(1,147)	(11,090)	(4,408)	(1,921)	(862)	(3,899)	(3,295)

Cash flow from operating activities	(48,403)	35,560	14,741	60,079	(25,267)	12,944	(33,015)	(94,328)

INVESTMENTS
Purchases of property, plant and equipment	(2,072)	(2,895)	(12,387)	(3,522)	(2,435)	(2,619)	(3,811)	(10,806)
Proceeds from sale of property, plant and equipment	81	81	90	(127)	127	1	89	216
Purchases of equipment held for rental	(8,851)	(10,089)	(26,689)	(10,246)	(4,491)	(9,743)	(2,209)	(16,342)
Proceeds from sale of equipment held for rental	16,037	4,150	33,269	20,563	8,008	3,557	1,141	19,063
Cash portion of acquisitions	(105)	—	(109,557)	(14,186)	—	—	(95,371)	—
Other	(56)	(46)	333	(27)	507	(101)	(46)	(689)

Cash flow from investing activities	5,034	(8,799)	(114,941)	(7,545)	1,716	(8,905)	(100,207)	(8,558)

FINANCING
Net issuance (repayment) of short-term debt	1,955	58	27	(13,115)	13,084	(536)	594	(13,497)
Issuance of long-term debt	45,038	85,016	351,999	181,999	71,000	77,000	22,000	404,283
Repayment of long-term debt	(45,140)	(85,092)	(362,506)	(196,202)	(67,099)	(77,119)	(22,086)	(279,647)
Issuance of limited recourse debt	—	—	13,979	—	—	3,108	10,871	117,383
Repayment of limited recourse debt	—	—	(253)	—	—	—	(253)	(118)
Payment of dividends	(224)	(220)	(871)	(219)	(218)	(218)	(216)	(859)
Exercise of stock options	1,276	5,086	2,414	276	1,242	746	150	93

Cash flow from financing activities	2,905	4,848	4,789	(27,261)	18,009	2,981	11,060	227,638

CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	(1,729)	(2,767)	258	(562)	362	(183)	641	1,852

CASH AND CASH EQUIVALENTS
Net change in cash and cash equivalents	(42,193)	28,842	(95,153)	24,711	(5,180)	6,837	(121,521)	126,604
Beginning balance	66,498	37,656	132,809	12,945	18,125	11,288	132,809	6,205

Ending balance	$24,305	$66,498	$37,656	$37,656	$12,945	$18,125	$11,288	$132,809

JLG Industries, Inc. — Page 8

JLG INDUSTRIES, INC.
CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended		Fiscal Year	Quarter Ended				Fiscal Year
	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
SEGMENT INFORMATION
REVENUES:
Machinery	$281,220	$252,532	$973,610	$351,123	$261,263	$192,266	$168,958	$594,484
Equipment Services	69,070	51,350	204,454	69,559	53,258	40,822	40,815	136,737
Access Financial Solutions	3,144	2,779	15,898	4,478	4,166	3,442	3,812	19,907

	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

SEGMENT PROFIT (LOSS):
Machinery	$9,533	$(13,340)	$70,844	$27,520	$25,190	$11,541	$6,593	$25,513
Equipment services	19,711	15,767	59,760	20,725	15,158	12,809	11,068	27,119
Access Financial Solutions	712	194	1,695	990	694	(273)	284	3,990
General corporate expenses	(13,801)	(13,249)	(67,308)	(19,898)	(20,229)	(16,088)	(11,093)	(32,001)

Segment profit (loss)	16,155	(10,628)	64,991	29,337	20,813	7,989	6,852	24,621
Add: AFS’ interest expense	1,452	2,293	10,915	2,542	2,785	2,674	2,914	11,700

Operating Income (Loss)	$17,607	$(8,335)	$75,906	$31,879	$23,598	$10,663	$9,766	$36,321

PRODUCT GROUP REVENUES
Aerial work platforms	$171,517	$124,523	$562,056	$217,425	$146,017	$109,354	$89,260	$428,564
Telehandlers	92,490	119,668	358,865	117,510	99,439	69,908	72,008	117,475
Excavators	17,213	8,341	52,689	16,188	15,807	13,004	7,690	48,445
After-sales service and support, including parts sales, and used and reconditioned equipment sales	66,727	49,599	196,576	67,482	51,387	38,273	39,434	130,335
Financial products	3,056	2,660	15,203	4,172	3,913	3,442	3,676	19,184
Rentals	2,431	1,870	8,573	2,383	2,124	2,549	1,517	7,125

	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

GEOGRAPHIC REVENUES
United States	$256,027	$238,733	$923,696	$327,498	$246,985	$177,542	$171,671	$546,494
Europe	56,819	36,863	178,392	66,076	48,079	40,286	23,951	145,038
Other international	40,588	31,065	91,874	31,586	23,623	18,702	17,963	59,596

	$353,434	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

JLG Industries, Inc. — Page 9

JLG INDUSTRIES, INC.
EBITDA
QUARTERLY PERIODS
(in thousands)

	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2004	2004	2004	2004	2003	2003
Net income (loss)	$7,484	($8,729)	$15,271	$8,687	$2,158	$533	$5,672
Interest expense	8,322	8,996	9,274	9,400	9,548	9,876	9,645
Income tax provision (benefit)	4,347	(5,170)	8,748	4,890	1,297	297	(527)
Depreciation and amortization	6,958	7,088	5,070	7,359	6,766	6,486	4,591

EBITDA	$27,111	$2,185	$38,363	$30,336	$19,769	$17,192	$19,381

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings (loss) before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 10

JLG INDUSTRIES, INC.
EBITDA AND EBITDA MARGINS
TRAILING TWELVE MONTH PERIODS
(in thousands)

	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2004	2004	2004	2004	2003	2003
Net income	$22,713	$17,387	$26,649	$17,050	$10,528	$12,596	$12,392
Interest expense	35,992	37,218	38,098	38,469	35,833	32,357	27,985
Income tax provision	12,815	9,765	15,232	5,957	2,085	2,777	2,635
Depreciation and amortization	26,475	26,283	25,681	25,202	22,774	21,155	19,937

EBITDA	$97,995	$90,653	$105,660	$86,678	$71,220	$68,885	$62,949

Revenues	$1,403,942	$1,287,038	$1,193,962	$1,002,360	$889,443	$804,226	$751,128

EBITDA Margin	7.0%	7.0%	8.8%	8.6%	8.0%	8.6%	8.4%

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings (loss) before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 11

JLG INDUSTRIES, INC.
NET DEBT
(in thousands)

	January 30,	October 31,	July 31,	April 25,	January 25,	October 26,	July 31,
	2005	2004	2004	2004	2004	2003	2003
Revolving credit facilities	$—	$—	$—	$14,000	$—	$—	$—
$15 million cash management facility	1,944	—	—	13,129	—	567	—
$125 million senior notes	125,000	125,000	125,000	125,000	125,000	125,000	125,000
$175 million senior subordinated notes	175,000	175,000	175,000	175,000	175,000	175,000	175,000
Miscellaneous debt	5,128	5,219	5,236	5,321	15,465	15,554	1,983
Fair value of interest rate swaps	(6,120)	(6,492)	(8,814)	(8,296)	(6,795)	(8,065)	(12,347)
Gain on terminated interest rate swap	4,981	5,149	5,318	5,487	5,656	5,825	5,994

Bank debt and notes	305,933	303,876	301,740	329,641	314,326	313,881	295,630
Limited recourse debt from finance receivables monetizations *	77,601	85,733	121,794	135,453	150,283	153,541	164,940

Total balance sheet debt	383,534	389,609	423,534	465,094	464,609	467,422	460,570

Net present value of off-balance sheet rental fleet lease	755	1,012	1,070	1,524	2,026	2,341	2,341
Net present value of off-balance sheet production equipment leases	3,709	3,991	4,399	4,966	5,181	5,564	5,941

Total off-balance sheet financing	4,464	5,003	5,469	6,490	7,207	7,905	8,282

Total balance sheet debt and off-balance sheet financing	387,998	394,612	429,003	471,584	471,816	475,327	468,852
Less: cash	24,305	66,498	37,656	12,945	18,125	11,288	132,809
Less: limited recourse debt from finance receivables monetizations	77,601	85,733	121,794	135,453	150,283	153,541	164,940

Net debt	$286,092	$242,381	$269,553	$323,186	$303,408	$310,498	$171,103

Shareholders’ Equity	$284,746	$276,780	$281,270	$264,018	$252,252	$248,911	$247,714

Net Debt-to-Net Debt plus Shareholders’ Equity	50%	47%	49%	55%	55%	56%	41%

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus Shareholders’ Equity	57%	58%	60%	64%	65%	65%	65%

* Maximum loss exposure from finance receivables monetizations	$27,203	$26,068	$25,161	$23,757	$24,460	$23,380	$21,708

We monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetizations of customer finance receivables.

JLG Industries, Inc. — Page 12

JLG INDUSTRIES, INC.
FREE CASH FLOW
(in thousands)

	Quarter Ended		Fiscal Year	Quarter Ended				Fiscal Year
	January 30,	October 31,	Ended	July 31,	April 25,	January 25,	October 26,	Ended
	2005	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
Net income (loss)	$7,484	($8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392
Adjustments to reconcile net income (loss) to cash flow from operating activities:
Non-cash items	5,570	8,698	30,555	(8,619)	12,303	15,118	11,753	21,278
Accounts receivable	(29,659)	62,217	(66,296)	18,059	(57,552)	(27,823)	1,020	(35,324)
Inventories	(11,758)	(16,368)	9,188	13,060	(14,053)	3,296	6,885	43,137
Other current assets	3,497	(2,817)	8,780	(158)	(14,211)	26,225	(3,076)	(15,960)
Accounts payable	(10,833)	10,554	33,207	11,982	31,428	24,751	(34,954)	(46,026)
Accrued expenses	(5,837)	(9,743)	4,726	21,424	10,696	(30,514)	3,120	3,254
Finance receivables	6,970	(8,496)	(6,112)	(6,756)	(2,181)	1,770	1,055	40,487
Other cash from operations	(12,920)	(1,147)	(11,090)	(4,408)	(1,921)	(862)	(3,899)	(3,295)
Purchases of property, plant and equipment	(2,072)	(2,895)	(12,387)	(3,522)	(2,435)	(2,619)	(3,811)	(10,806)
Proceeds from sale of property, plant and equipment	81	81	90	(127)	127	1	89	216
Purchases of equipment held for rental	(8,851)	(10,089)	(26,689)	(10,246)	(4,491)	(9,743)	(2,209)	(16,342)
Proceeds from sale of equipment held for rental	16,037	4,150	33,269	20,563	8,008	3,557	1,141	19,063
Cash portion of acquisitions	(105)	—	(109,557)	(14,186)	—	—	(95,371)	—
Other cash from investments	(56)	(46)	333	(27)	507	(101)	(46)	(689)
Payment of dividends	(224)	(220)	(871)	(219)	(218)	(218)	(216)	(859)
Exercise of stock options	1,276	5,086	2,414	276	1,242	746	150	93
Effect of exchange rate changes on cash	(1,729)	(2,767)	258	(562)	362	(183)	641	1,852
Seller financing	—	—	(10,000)	—	—	—	(10,000)	—
Capital lease assumed in OmniQuip acquisition	—	—	(3,630)	—	—	—	(3,630)	—
Debt assumed in Delta acquisition	—	—	(103)	(103)	—	—	—	—
Other (1)	(582)	(297)	(1,184)	1,931	3,924	1,531	(8,570)	15,310

Free Cash Flow	($43,711)	$27,172	($98,450)	$53,633	($19,778)	$7,090	($139,395)	$27,781

(1)	Includes changes in other off-balance sheet debt.

In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow. We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

JLG Industries, Inc. — Page 13

JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Six Months Ended		Six Months Ended		Six Months Ended
	January 30,	January 25,	January 30,	January 25,	January 30,	January 25,
	2005	2004	2005	2004	2005	2004
Revenues
Net sales	$650,078	$438,931	$650,078	$438,931	$—	$—
Financial products	5,716	7,118	—	—	5,716	7,118
Rentals	4,301	4,066	4,094	3,930	207	136

	660,095	450,115	654,172	442,861	5,923	7,254
Cost of sales	580,428	368,402	580,030	368,240	398	162

Gross profit	79,667	81,713	74,142	74,621	5,525	7,092
Selling and administrative expenses	58,932	52,065	58,058	50,572	874	1,493
Product development expenses	11,463	9,208	11,463	9,208	—	—
Restructuring charges	—	11	—	11	—	—

Income from operations	9,272	20,429	4,621	14,830	4,651	5,599
Other income (deductions):
Interest expense	(17,318)	(19,424)	(13,573)	(13,836)	(3,745)	(5,588)
Miscellaneous, net	5,978	3,280	5,978	3,280	—	—

(Loss) income before taxes	(2,068)	4,285	(2,974)	4,274	906	11
Income tax (benefit) provision	(823)	1,594	(1,184)	1,590	361	4
Equity in income of Access Financial Solutions	—	—	545	7	—	—

Net (loss) income	$(1,245)	$2,691	$(1,245)	$2,691	$545	$7

(Loss) earnings per common share	$(.03)	$.06

(Loss) earnings per common share - assuming dilution	$(.03)	$.06

Cash dividends per share	$.01	$.01

Weighted average shares outstanding	43,762	42,725

Weighted average shares outstanding - assuming dilution	43,762	43,865

JLG Industries, Inc. — Page 14

JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	January 30,	July 31,	January 30,	July 31,	January 30,	July 31,
	2005	2004	2005	2004	2005	2004
ASSETS
Current assets
Cash and cash equivalents	$24,305	$37,656	$24,305	$37,656	$—	$—
Trade accounts and finance receivables — net	354,350	400,597	324,145	332,154	30,205	68,443
Inventories	182,606	154,405	182,606	154,405	—	—
Other current assets	47,466	41,058	47,466	41,058	—	—

Total current assets	608,727	633,716	578,522	565,273	30,205	68,443
Property, plant and equipment — net	82,387	91,504	82,387	91,504	—	—
Equipment held for rental — net	23,163	21,190	21,711	19,404	1,452	1,786
Finance receivables, less current portion	36,992	33,747	—	—	36,992	33,747
Pledged receivables, less current portion	50,372	86,559	—	—	50,372	86,559
Goodwill	63,165	62,885	63,165	62,885	—	—
Intangible assets — net	33,848	35,240	33,848	35,240	—	—
Investment in Access Financial Solutions	—	—	38,316	37,771	—	—
Receivable from Access Financial Solutions	—	—	3,081	31,398	—	—
Other assets	80,420	62,603	80,215	61,955	205	648

	$979,074	$1,027,444	$901,245	$905,430	$119,226	$191,183

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$3,744	$1,729	$3,744	$1,729	$—	$—
Current portion of limited recourse debt from finance receivables monetizations	26,660	32,585	—	—	26,660	32,585
Accounts payable	139,742	139,990	139,742	139,990	—	—
Accrued expenses	97,795	118,860	97,633	118,652	162	208

Total current liabilities	267,941	293,164	241,119	260,371	26,822	32,793
Long-term debt, less current portion	302,189	300,011	302,189	300,011	—	—
Limited recourse debt from finance receivables monetizations, less current portion	50,941	89,209	—	—	50,941	89,209
Payable to JLG Industries, Inc.	—	—	—	—	3,081	31,398
Accrued post-retirement benefits	30,423	29,666	30,423	29,666	—	—
Other long-term liabilities	23,536	20,542	23,536	20,542	—	—
Provisions for contingencies	19,298	13,582	19,232	13,570	66	12
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value
Issued and outstanding shares: 44,700 shares; fiscal 2004 — 43,903 shares	8,940	8,781	8,940	8,781	30,000	30,000
Additional paid-in capital	37,087	29,571	37,087	29,571	—	—
Retained earnings	252,579	254,268	252,579	254,268	8,316	7,771
Unearned compensation	(3,433)	(5,333)	(3,433)	(5,333)	—	—
Accumulated other comprehensive loss	(10,427)	(6,017)	(10,427)	(6,017)	—	—

Total shareholders’ equity	284,746	281,270	284,746	281,270	38,316	37,771

	$979,074	$1,027,444	$901,245	$905,430	$119,226	$191,183

JLG Industries, Inc. — Page 15

JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Six Months Ended		Six Months Ended		Six Months Ended
	January 30,	January 25,	January 30,	January 25,	January 30,	January 25,
	2005	2004	2005	2004	2005	2004
Operations
Net (loss) income	$(1,245)	$2,691	$(1,245)	$2,691	$545	$7
Adjustments to reconcile net (loss) income to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	142	53	142	50	—	3
(Gain) loss on sale of equipment held for rental	(6,634)	1,364	(6,634)	1,364	—	—
Non-cash charges and credits:
Depreciation and amortization	14,046	13,252	13,648	13,098	398	154
Other	6,714	12,202	7,115	11,702	(401)	500
Changes in selected working capital items:
Accounts receivable	32,558	(26,803)	4,124	(31,840)	28,434	5,037
Inventories	(28,126)	10,181	(28,126)	10,181	—	—
Accounts payable	(279)	(10,203)	(279)	(10,203)	—	—
Other operating assets and liabilities	(14,900)	(4,245)	(14,854)	(4,229)	(46)	(16)
Changes in finance receivables	(1,526)	2,825	—	—	(1,526)	2,825
Changes in pledged finance receivables	474	(16,627)	—	—	474	(16,627)
Changes in other assets and liabilities	(14,067)	(4,761)	(14,564)	(4,005)	497	(756)

Cash flow from operating activities	(12,843)	(20,071)	(40,673)	(11,191)	28,375	(8,873)

Investments
Purchases of property, plant and equipment	(4,967)	(6,430)	(4,967)	(6,430)	—	—
Proceeds from the sale of property, plant and equipment	162	90	162	90	—	—
Purchases of equipment held for rental	(18,940)	(11,952)	(18,876)	(11,691)	(64)	(261)
Proceeds from the sale of equipment held for rental	20,187	4,698	20,187	4,698	—	—
Cash portion of acquisitions	(105)	(95,371)	(105)	(95,371)	—	—
Investment in income of Access Financial Solutions	—	—	(545)	(7)	—	—
Other	(102)	(147)	(102)	(147)	—	—

Cash flow from investing activities	(3,765)	(109,112)	(4,246)	(108,858)	(64)	(261)

Financing
Net increase in short-term debt	2,013	58	2,013	58	—	—
Issuance of long-term debt	130,054	99,000	130,054	99,000	—	—
Repayment of long-term debt	(130,232)	(99,205)	(130,232)	(99,205)	—	—
Issuance of limited recourse debt	—	13,979	—	—	—	13,979
Repayment of limited recourse debt	—	(253)	—	—	—	(253)
Change in receivable from Access Financial Solutions	—	—	28,317	4,592	—	—
Change in payable to JLG Industries, Inc.	—	—	—	—	(28,317)	(4,592)
Payment of dividends	(444)	(434)	(444)	(434)	—	—
Exercise of stock options	6,362	896	6,362	896	—	—

Cash flow from financing activities	7,753	14,041	36,070	4,907	(28,317)	9,134

Currency Adjustments
Effect of exchange rate changes on cash	(4,496)	458	(4,502)	458	6	—

Cash and Cash Equivalents
Net change in cash and cash equivalents	(13,351)	(114,684)	(13,351)	(114,684)	—	—
Beginning balance	37,656	132,809	37,656	132,809	—	—

Ending balance	$24,305	$18,125	$24,305	$18,125	$—	$—

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